UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 9, 2005

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

                 Maryland                                        1-11533                                      74-2123597

    (State or Other Jurisdiction             (Commission File Number)                      (IRS Employer

           of Incorporation)                                                                                 Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company accepted the resignation of Marshall A. Loeb as Executive Vice President and Chief Financial Officer of the Company effective May 9, 2005.  Mr. Loeb served as Chief Financial Officer since November 2000.  Mr. Loeb and the Company have no disagreements with respect to any matter, including but not limited to any accounting-related policy or matter.  Sarah P. Clark, Senior Vice President of Strategic Planning and Investor Relations, was appointed Interim Chief Financial Officer effective May 9, 2005 until a replacement for Mr. Loeb is appointed.  Mrs. Clark previously served as Chief Financial Officer from 1994 through November 2000 and has been with the Company since 1986.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 9, 2005

PARKWAY PROPERTIES, INC.

By: /s/ Mandy M. Pope

            Mandy M. Pope

            Chief Accounting Officer